EXHIBIT 10.4

                        COMPUTER SCIENCES CORPORATION
                           1984 STOCK OPTION PLAN

                          As amended March 31, 1988


Section 1:  PURPOSE OF PLAN

The purpose of this 1984 Stock Option Plan of Computer Sciences Corporation (the "Plan") is to further the growth and development of Computer Sciences Corporation and each subsidiary (as the term "subsidiary" is defined in Section 425(f) of the Internal Revenue Code) of Computer Sciences Corporation (herein referred to collectively with its subsidiaries as the "Company") by providing additional incentives to certain employees who have been or will be given responsibility for the management of the Company's business affairs, by assisting such employees to become owners of common stock of the Company through the issuance of options to purchase shares of common stock and thus to benefit directly from the growth, development and financial success of the Company.

Section 2:  ADMINISTRATION

The Plan shall be administered by a committee of three members (the "Committee") appointed by the Board of Directors, at least two of whom shall be members of the Board of Directors of the Company, and each of whom shall be a "disinterested person," as that term is defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended from time to time, or any equivalent term defined in any law, rule or regulation which may replace Rule 16b-3. The Committee shall hold office at the pleasure of the Board of Directors of the Company. The Committee shall have full authority, in its discretion, to determine the employees to whom options may be granted and the number of shares covered by such options. However, the Committee may delegate this authority to the Executive Committee of the Board of Directors of the Company with respect to all employees of the Company other than officers and directors. The Committee is authorized to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to amend or revoke any such rules and to make interpretations of the Plan and any such rules consistent with the basic purpose of the Plan.
All actions taken and all determinations made by the Committee in good faith shall be final and binding upon any person interested in the Plan. The Committee shall cause to be maintained such records as may be necessary to reflect all options granted under the Plan, the dates of such grants and the amount of shares covered thereby and may rely upon advice from the Company as to the commencement or termination of employment of participants.


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Section 3:  SHARES SUBJECT TO THE PLAN

A total of 600,000 shares of the Company's common stock, $1.00 par value, shall be available under the Plan, subject to adjustment as provided in paragraph 4 below. Such shares shall be from either authorized but unissued shares or issued shares reacquired by the Company. If any option expires or is canceled without having been fully exercised, the number of shares as to which such option was not exercised may again be optioned hereunder, provided, however, that in no event may incentive stock options (as defined in paragraph 6(c) below) be granted after ten years from the date the Plan is adopted by the Board of Directors of the Company or the date this Plan is approved by the shareholders, whichever occurs earlier.

Section 4:  ADJUSTMENT OF SHARES

If the outstanding shares of common stock of the Company are changed by any stock dividend, stock split or combination of shares, the number of shares then subject to the Plan and the option price and number of shares subject to outstanding options granted under the Plan shall be proportionately adjusted. If the outstanding shares of common stock of the Company shall be exchanged for a different number or class of shares of stock of the Company by reason of a merger, reorganization, recapitalization or other change in the corporate stock structure, there shall be substituted for each share of common stock then subject to the Plan and to outstanding options granted under the Plan, the number and kind of shares of stock into which each outstanding share of common stock of the Company shall be so exchanged (except as provided in paragraph 6(h) below). In the event of any such adjustment, the purchase price per share for outstanding options granted under the Plan shall be proportionately adjusted. Any such adjustments in outstanding options shall be made without changing the aggregate exercise price applicable to the unexercised portions of such options.

Section 5:  PARTICIPANTS

All officers and other key employees of the Company shall be eligible to receive options and thereby become participants in the Plan, except that no employee who, at the time such option would otherwise be granted, owns stock possessing more than 5% Of the total combined voting power of all classes of stock of the Company shall be eligible to participate. In granting options, the Committee may include or exclude previous participants as the Committee may determine.

Section 6:  OPTIONS

    (a)  Grant of Options.
         ----------------
Options to purchase shares of the common stock of the Company shall be granted by the Committee, on behalf of the Company, commencing after approval of shareholders. The Committee shall, from time to time and within the limits of the Plan, designate officers and other key

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employees of the Company to whom options are to be granted, the date of grant, the type of option, the number of shares to be optioned to each, and the option price. As a condition of being granted an option, an employee of the Company shall execute and deliver to the Company a Stock Option Agreement with such provisions as to option prices and such other terms, including methods of withholding or prepaying required taxes, not inconsistent with the Plan as the Committee may specify.

    (b)  Option Price.
         ------------
The price for the shares covered by each option granted under the Plan shall be set by the Committee in its sole discretion at an option price not less than one hundred percent of the fair market value of such shares on the date such option is granted, provided, however, that options for up to 100,000 shares may be granted by the Committee at option prices of $1.00 per share.

    (c)  Designation of Options.
         ----------------------
Options granted under the Plan may be incentive stock options (as such term is defined in Section 422A of the internal Revenue Code of 1954, as amended) or non-incentive stock options, as designated at the time of grant by the Committee. Any option granted under the Plan at an option price equal to or greater than the fair market value of the shares of stock on the date the option is granted shall be an incentive stock option to the extent permitted by law, unless otherwise designated by the Committee.

    (d)  Limitation on Grant of Incentive Stock Options.
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The aggregate- fair market value (determined as of the date the option is granted) of the shares of stock for which any employee of the Company may be granted incentive stock options in any calendar year under all stock option plans of the Company shall not exceed $100,000.00 plus any unused limit carryover to such year. The unused limit carryover may be carried over for three years and shall apply to any year after 1980. The unused limit carryover shall be one-half of the amount by which $100,000.00 exceeds the value on the date of grant of the shares of stock for which incentive stock options were granted in such prior year or years.

Notwithstanding the foregoing, in the case of any option or options granted after December 31, 1986, the aggregate fair market value (determined at the time the option is granted) of the stock with respect to which incentive stock options are exercisable for the first time by such individual during any calendar year (under all such plans of the Company) shall not exceed $100,000.00.

    (e)  Commencement of Exercisability.
         ------------------------------
Each option shall become exercisable at such time or times as the Committee shall determine in its sole discretion, subject, however, to the following limitations: (i) the option shall not be exercisable as to any shares covered thereby for a period of at least one year from the date the option is granted;
(ii) the option may become exercisable as to not more than 20% of the shares covered thereby at the expiration of at least one year after the date the option is granted and may become exercisable as to not more

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than an additional 20% of the shares covered thereby at the expiration of each of the second, third, fourth and fifth years after the date the option was granted; and (iii) the option shall become exercisable as to all shares covered thereby not later than the expiration of the applicable time period set forth in paragraph 6(f) below. Notwithstanding the foregoing, but subject to the provisions of paragraph 7 below, options shall become exercisable in full pursuant to the provisions of paragraph 6(h) below. In addition, options granted to an employee who has (i) died; (ii) suffered a permanent and total disability, (iii) retired at age 65 or older, or (iv) retired at age 55 or older (but less than age 65) with more than ten years of continuous employment with the Company, and whose contributions to the affairs of the Company have been determined by the Board of Directors of the Company to be outstanding may, at the discretion of the Board of Directors of the Company, be exercisable immediately in full. As used in this Plan, a permanent and total disability shall mean than an option holder is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve months. An option holder shall not be considered to be permanently and totally disabled unless he or she furnishes proof of existence thereof to the satisfaction of the Board of Directors of the Company in such form and manner, and at such times, that the Board of Directors of the Company may require.
The decision of the Board of Directors of the Company as to a condition or non-condition of permanent and total disability shall be final and binding on the Company and the option holder.

    (f)  Termination of Exercisability.
         -----------------------------
Upon the first to occur of the following events, each then unexercised option or part thereof shall expire: (i) ten years from the date such option was granted with respect to an incentive stock option; (ii) ten years plus thirty days from the date such option was granted with respect to a non-incentive stock option; or (iii) the date of termination of employment for any reason whatsoever. However, in the event of termination of employment by reason of death or permanent and total disability, any unexercised option which was exercisable on the date of termination of employment may, within one year thereafter, to the extent the option was exercisable upon termination of employment, be exercised in full or in part by such holder or, in the case of death, by any person empowered to do so under the deceased option holder's will or under the then applicable laws of descent and distribution; provided, however, that if the option is an incentive stock option and employment was terminated by reason of death of the holder, the option or part thereof may be exercised within one year from the date of death of the holder or ten years from the date such option was granted, whichever occurs earlier.

    (g)  Exercise of Options.

Each option shall be exercisable during the lifetime of an option holder, only by the option holder or a court appointed representative in the event of an option holder's incapacity. In the event of termination of employment of an option holder because of death, any option may, prior to cancellation or expiration of such option, be exercised in whole or in part by

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any person empowered to do so under any deceased option holder's will or under the then applicable laws of descent and distribution. Any exercisable option may be exercised in whole or in part, provided, however, the Company shall not be required to issue fractional shares. Subject to the foregoing, all or any part of the shares with respect to which the right to purchase has accrued may be purchased at the time of such accrual or at any time or times thereafter during the term of the option in addition to other shares with respect to which the right to purchase has accrued. An option may be exercised only by delivery to the Secretary or the Corporate Controller of the Company, in a manner prescribed by the Committee, of a notice in writing (an "Exercise Notice") stating that such option or a specified part thereof is exercised.
The purchase price on each exercise of an option shall be the option price times the number of shares with respect to which such option or part thereof is exercised. Except as hereinafter provided with respect to option holders who exercise options prior to termination of employment with the Company, the purchase price shall be paid in cash or by good and sufficient check accompanying the Exercise Notice. If the option is exercised by an option holder prior to termination of employment with the Company, he or she may elect in the Exercise Notice to pay the purchase price for shares with respect to which the option is exercised (i) by cash or good and sufficient check, or
(ii) by the surrender to the Company of outstanding whole shares of the Company's common stock of the same class, or (iii) a combination of (i) and
(ii), having an aggregate value of not less than the total purchase price for shares with respect to which the option is exercised. If such option holder so elects to surrender whole shares of the Company's common stock in payment of all or any portion of the purchase price, certificates evidencing common stock so surrendered, properly endorsed or assigned to the Company, shall accompany the Exercise Notice. Such stock will be valued for this purpose at a price equal to the closing price on the New York Stock Exchange on the date that the Exercise Notice is delivered. The election to pay the purchase price in whole or in part by the surrender of outstanding whole shares of the Company's common stock is available to such option holder provided that such Exercise Notice is delivered on a day on which the New York Stock Exchange is open for business and that the Company's common stock has not been suspended from trading at any time during that day. The obligation of the Company to issue shares upon exercise of an option is subject to the provisions of paragraph 7 below and to compliance with all applicable requirements of law with respect to the issuance and sale of such shares.


    (h)  Cancellation of Options.
         -----------------------
In the event of the dissolution or liquidation of the Company (whether or not as part of a corporate reorganization) or upon a merger, consolidation or other reorganization in which the Company is not the surviving corporation (a "Cancellation Event"), then all unexercised options, or portions thereof which remain outstanding on the date of consummation of the Cancellation Event shall be canceled and be of no further force and effect, provided, however, that upon the approval of the Cancellation Event by the shareholders of the Company, or the approval of the Cancellation Event by the Board of Directors of the Company if shareholder approval is not required, each option will become

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exercisable as to all of the shares covered thereby, irrespective of the provisions of paragraph 6(e) above. The holder of each option shall be given prompt notice of such approval by the shareholders of the Company or its Board of Directors. To the extent that any option is exercised after the giving of such notice and prior to the consummation of the Cancellation Event with respect to shares as to which the option, but for the provisions of this paragraph, would not otherwise be exercisable (the "Unexercisable Portion of the Option") then any exercise of the Unexercisable Portion of the Option under this paragraph 6(h) shall not be effective until immediately prior to the consummation of the Cancellation Event. After the giving of such notice and prior to the consummation of the Cancellation Event, any option holder may also make his exercise of any exercisable portion of his option contingent on the consummation of the Cancellation Event. If the parties to the Cancellation Event should terminate it or if either of such parties is unable to meet the conditions precedent to the consummation of the Cancellation Event within the time scheduled therefor or any extension thereof mutually agreed upon by such parties, then any exercise of the Unexercisable Portion of the Option pursuant to this paragraph 6(h) and any contingent exercise of the exercisable portion of any option pursuant to the preceding sentence will be of no force and effect. Thereafter, outstanding options will be exercisable only to the extent permitted under other provisions of this Plan.

      (i)    Options Not Transferable.
             ------------------------
No option shall be transferable by the option holder other than by will or the applicable laws of descent and distribution.

Section 7:  CONDITIONS

Until satisfaction of each of the following conditions, options issued under the Plan shall not become exercisable and the Company shall have no obligation to issue shares upon exercise of any option at any time when any of the following conditions are not satisfied:

    (a) The Plan has been approved by the affirmative vote of the holders of a majority of the outstanding shares of common stock of the Company present, or represented, and entitled to vote at a meeting of shareholders of the Company at which a quorum was present in person or by proxy;

    (b) The completion and continued effectiveness of registration and other qualification under all applicable federal and state laws, rules and regulations, including the Securities Act of I933, of the shares of common stock issuable upon exercise of options granted under the Plan;

    (c) The shares issuable upon exercise of options granted under the Plan shall have been (and shall continue to be) admitted to trading upon official notice of issuance on any stock exchange on which the other shares of the Company's common stock are listed; and

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    (d)  The option holder has complied with all of the provisions of the applicable Stock Option Agreement.

Section 8:  AMENDMENT OF PLAN

Without the prior approval of shareholders, the Plan may not be amended so as to (i) increase the number of shares available under the Plan, except in accordance with the terms of the Plan as set forth in paragraph 4 hereof, (ii) decrease the option price except in accordance with the terms of the Plan as set forth in paragraph 4 hereof, and/or (iii) accelerate the initial commencement of exercisability except in accordance with paragraphs 6(e) and 6(h) hereof. Except for instances where such shareholder approval is required, the Board of Directors of the Company may amend or discontinue the Plan at any time. However, no such amendment or discontinuance shall change or impair any option previously granted without the consent of the option holder.

Section 9:  NO RIGHT TO CONTINUED EMPLOYMENT

Nothing in the Plan or in any Stock Option Agreement hereunder shall confer upon any employee any right to continue in the employ of the Company or interfere with or restrict in any way the rights of the Company, which are hereby expressly reserved, to discharge any employee at any time, with or without cause.

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